SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
              (Date of earliest event reported): September 18, 2002

                           ARIAD PHARMACEUTICALS, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)


Delaware                          0-21696                   22-3106987
--------                          -------                   ----------
(State or Other Jurisdiction (Commission File Number)     (I.R.S. Employer
of Incorporation)                                           Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400



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ITEM 5.    OTHER EVENTS

         On September 18, 2002, the Registrant publicly disseminated a press release announcing the discovery of a new product candidate designed to treat both primary bone cancers and cancers that have spread to bone from distant sites (metastases).

         In a separate press release, also on September 18, 2002, the Registrant announced the discovery of a novel anti-cancer product candidate designed to treat the progression and spread of solid tumors, such as colon cancer.

         The information contained in the press releases dated September 18, 2002 is incorporated herein by reference and attached as Exhibit 99.1 and 99.2 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1 The Registrant's Press Release dated September 18, 2002, regarding the discovery of a novel drug for treating cancer in bone.

                  99.2 The Registrant's Press Release dated September 18, 2002, regarding the discovery of a new genomics-based drug to treat the spread of cancer.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ARIAD PHARMACEUTICALS, INC.



                                     By:
                                           -------------------------------------
                                           Edward M. Fitzgerald
                                           Senior Vice President and
                                             Chief Financial Officer


Date:    September 18, 2002



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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number    Description                                     Sequential Page Number
-------   -----------                                     ----------------------

99.1      The Registrant's Press Release dated September 18, 2002.       [4]
          "ARIAD Discovers Novel Drug for Treating Cancer in Bone"

99.2      The Registrant's Press Release dated September 18, 2002.
          "ARIAD Discovers New Genomics-Based Drug to Treat the Spread
          of Cancer"                                                     [5]



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                                                                    EXHIBIT 99.1

ARIAD Discovers Novel Drug for Treating Cancer in Bone; From Product Concept to Clinical Candidate in Six Months

    CAMBRIDGE, Mass.--Sept. 18, 2002--ARIAD Pharmaceuticals, Inc. (Nasdaq: ARIA) today announced, at the Bear Stearns Healthcare Conference, the discovery of a new product candidate designed to treat both primary bone cancers and cancers that have spread to bone from distant sites (metastases). The newly discovered product candidate, AP23675, combines in a single drug potent inhibition of: (1) nutrient uptake in tumors leading to cancer cell starvation, (2) tumor cell growth, and (3) bone breakdown leading to decreased tumor burden.
    This combination of therapeutic activities on primary and metastatic cancer cells has not been achieved with other anti-cancer therapies and is expected to be particularly beneficial to patients with these aggressive malignancies.
    Primary bone cancers, such as osteogenic sarcoma, are rare but extremely difficult to treat. Pre-operative chemotherapy followed by limb-sparing surgery, if possible, is the standard regimen. Unfortunately, many patients require limb amputation and/or radiation therapy, and five-year survival is poor if the cancer has spread. Clearly, there is a need for new bone-targeted drugs for bone cancer.
    Advanced-stage malignancies, such as cancers of the breast, prostate and lungs, frequently spread to bone. An estimated 750,000 patients worldwide die each year with bone metastases. Once cancer cells migrate to bone, they stimulate the breakdown of bone which, in turn, causes the release of growth factors that stimulate further cancer cell proliferation. Inhibiting this process blocks continued cancer cell growth.
    "We have selected AP23675 as a clinical candidate for the treatment of primary bone cancer and bone metastases and plan to initiate pre-IND studies," said Harvey J. Berger, M.D., chairman and chief executive officer of ARIAD. "This product went from concept to clinical candidate in six months using our focused drug-discovery platform and is expected to compliment our other therapy for bone metastases (AP23451), further expanding our comprehensive approach to cancer therapeutics."
    ARIAD is engaged in the discovery and development of breakthrough medicines that regulate cell signaling with small molecules. The Company is developing a comprehensive approach to the treatment of cancer and blood diseases and has seven product candidates in development. ARIAD also has an exclusive license to pioneering technology and patents related to the discovery, development and use of drugs that regulate NF-(kappa)B cell-signaling activity, which has been implicated in many major diseases.
    Additional information about ARIAD can be found on the web at http://www.ariad.com.

    Some of the matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are identified by the use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Such statements are based on management's current expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such forward-looking statements. These risks include, but are not limited to, risks and uncertainties regarding the Company's ability to conduct preclinical and clinical studies of its product candidates and the results of such studies, regulatory oversight, intellectual property claims, the timing, scope, cost and outcome of legal proceedings, future capital needs, key employees, dependence on the Company's collaborators and manufacturers, markets, economic conditions, products, services, prices, reimbursement rates, competition and other risks detailed in the Company's public filings with the Securities and Exchange Commission, including ARIAD's Annual Report on Form 10-K for the fiscal year ended December 31, 2001. The information contained in this document is believed to be current as of the date of original issue. The Company does not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in the Company's expectations, except as required by law.

    CONTACT: ARIAD Pharmaceuticals, Inc.
             Tom Pearson, 610/407-9260
             or
             Kathy Lawton, 617/621-2345




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                                                                    EXHIBIT 99.2

ARIAD Discovers New Genomics-based Drug to Treat the Spread of Cancer

    CAMBRIDGE, Mass.--Sept. 18, 2002--ARIAD Pharmaceuticals, Inc. (Nasdaq: ARIA) today announced, at the Bear Stearns Healthcare Conference, the discovery of a novel anti-cancer product candidate, AP23464, designed to treat the progression and spread of solid tumors, such as colon cancer.
    Of the approximately 2.5 million new cases of invasive cancer that are expected to be diagnosed this year in the U.S. and Europe, cancer will already have spread by the time of initial diagnosis in about one-third of patients. Another third will have tumor burden too small to be detected. Once cancer spreads from its primary site, patient morbidity and mortality are extremely high. Over one million patients die yearly in the U.S. and Europe from cancer - the vast majority of whom have cancer that has migrated from the primary tumor to distant sites.
    ARIAD has pioneered the discovery and development of small-molecule drugs to inhibit cancer-related proteins, particularly the Src protein. Last month, Professor Margaret Frame and her colleagues at Cancer Research UK (based at Glasgow's Beatson Institute) elucidated the critical role that enhanced expression of the Src protein plays in the spread of colon cancer - a finding that has attracted widespread attention. Based on her team's work, Src is now known to be involved in loosening the structure of tissue surrounding a tumor, opening the way for cancer cells to spread. AP23464 is a highly specific and potent inhibitor of the Src protein and has been shown to effectively block many difficult-to-treat solid tumors. Current studies are aimed at confirming its effectiveness in also preventing the progression and spread of these cancers.
    "We plan to select a clinical candidate to treat the progression and spread of cancer in the near-term," said Harvey J. Berger, M.D., chairman and chief executive officer of ARIAD. "We now have seven product candidates in development, all but one to treat advanced forms of cancer and blood disease."
    The paper describing Professor Frame's research, "Src-induced de-regulation of E-cadherin in colon cancer cells requires integrin signalling," appeared in the August 2002 issue of Nature Cell Biology and can be found at the journal's website (http://cellbio.nature.com).

    ARIAD is engaged in the discovery and development of breakthrough medicines that regulate cell signaling with small molecules. The Company is developing a comprehensive approach to the treatment of cancer and blood diseases and has seven product candidates in development. ARIAD also has an exclusive license to pioneering technology and patents related to the discovery, development and use of drugs that regulate NF-(kappa)B cell-signaling activity, which has been implicated in many major diseases.
    Additional information about ARIAD can be found on the web at http://www.ariad.com.

    Some of the matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are identified by the use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Such statements are based on management's current expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such forward-looking statements. These risks include, but are not limited to, risks and uncertainties regarding the Company's ability to conduct preclinical and clinical studies of its product candidates and the results of such studies, regulatory oversight, intellectual property claims, the timing, scope, cost and outcome of legal proceedings, future capital needs, key employees, dependence on the Company's collaborators and manufacturers, markets, economic conditions, products, services, prices, reimbursement rates, competition and other risks detailed in the Company's public filings with the Securities and Exchange Commission, including ARIAD's Annual Report on Form 10-K for the fiscal year ended December 31, 2001. The information contained in this document is believed to be current as of the date of original issue. The Company does not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in the Company's expectations, except as required by law.

    CONTACT: ARIAD Pharmaceuticals, Inc.
             Tom Pearson, 610/407-9260
             or
             Kathy Lawton, 617/621-2345


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